Exhibit 99.1

AMENDMENT TO NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS AMENDMENT #1 TO THE CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) originally entered into on March 23, 2017 (the “Original Agreement”) is made as of June 29, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and LG Capital Funding LLC, a New York Limited Liability Company (“Creditor”).

WHEREAS, the parties desire to amend the Original Agreement to read as set forth below

THEREFORE, the parties agree as follows:

I.	Section I of the Original Agreement is amended to read as follows: The Creditor shall have the right to convert $60,000 in principal of the Note into shares of Company Common Stock at $0.02 per share.

2.	Section 3 of the Original Agreement is amended to read as follows: Lock-Up Period. The Creditor agrees that until August 7, 2017, it will not effect any conversions under any Note, except as contemplated in Section I of this Agreement.

3.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.

By:	/s/ Arik Maimon	By:	/s/ Joseph Lerman
	Name: Arik Maimon		Name: Joseph Lerman
	Title: CEO		Title: Manager
	Date: July 5, 2017		Date: July 5, 2017

1

AMENDMENT TO NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS AMENDMENT #1 TO THE CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) originally entered into on March 23, 2017 (the “Original Agreement”) is made as of July 5, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Cerberus Finance Group, Ltd (“Creditor”).

WHEREAS, the parties desire to amend the Original Agreement to read as set forth below

THEREFORE, the parties agree as follows:

1.	Section 1 of the Original Agreement is amended to read as follows: The Creditor shall have the right to convert $30,000 in principal of the Note into shares of Company Common Stock at $0.02 per share.

2.	Section 3 of the Original Agreement is amended to read as follows: Lock-Up Period. The Creditor agrees that until August 7, 2017, it will not effect any conversions under any Note, except as contemplated in Section 1 of this Agreement.

3.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		CERBERUS FINANCE GROUP, LTD

By:	/s/ Arik Maimon	By:	/s/ Alberto Dayan
	Name: Arik Maimon		Name: Alberto Dayan
	Title: CEO		Title: Manager
	Date: July 5, 2017		Date: July 5, 2017

2

AMENDMENT TO NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS AMENDMENT #1 TO THE CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) originally entered into as of March 23, 2017 (the “Original Agreement”) is made as of June 29, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Quarum Holdings LLC, a New York Limited Liability Company (“Creditor”).

WHEREAS, the parties desire to amend the Original Agreement to read as set forth below

THEREFORE, the parties agree as follows:

1.	Section 1 of the Original Agreement is amended to read as follows: The Creditor shall have the right to convert $22,500 in principal of the Note into shares of Company Common Stock at $0.02 per share.

2.	Section 3 of the Original Agreement is amended to read as follows: Lock-Up Period. The Creditor agrees that until August 7, 2017, it will not effect any conversions under any Note, except as contemplated in Section 1 of this Agreement.

3.	The redemption rights in Section 2 of the Original Agreement shall remain unchanged. An executed copy of the Original Agreement is attached.

4.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		QUARUM HOLDINGS, LLC

By:	/s/ Arik Maimon	By:	/s/ Dennis Ringer
	Name: Arik Maimon		Name: Dennis Ringer
	Title: CEO		Title: Manager
	Date: July 3, 2017		Date: July 3, 2017

3

NEXT GROUP HOLDINGS, INC.

CONVERTIBLE NOTE REDEMPTION AND LOCK-UP AGREEMENT

THIS CONVERTIBLE NOTE REDEMPTION AGREEMENT (“Agreement”) is made as of March 23, 2017, (the “Effective Date”) by and between Next Group Holdings, Inc., a Florida corporation (the “Company”) and Quarum Holdings, LLC (“Creditor”).

WHEREAS, the Creditor is the owner of the following Convertible Notes issued by the Company:

Note Date	Note Face Amount
March 8, 2016	$25,000
May 16, 2016	$75,000
July 22, 2016	$50,000

All of the aforementioned notes are individually and collectively referred to as the “Note”.

WHEREAS, the Company desires to have the ability to redeem a portion of the Note totaling up to $102,743; and,

WHEREAS, the Creditor agrees to allow the Company to redeem the Note in an amount of up to $102,743, all on the terms and conditions contained herein:

THEREFORE, the parties agree as follows:

1.	Redemption of Note Pre-Raising of Funds. On or before, April 28, 2017, the Company shall pay $5,715 towards the Note. Notwithstanding anything else in this agreement to the contrary, in the event the Company does not make the $5,715 payment on or prior to April 28, 2017, then the Creditor shall have the right to convert $15,000 in principal of the Note into shares of Company Common Stock at a conversion price of $0.02 per share without any lockup.

2.	Redemption of Note Post-Raising of Funds within 90 days of this Agreement:

a.	After the contemplated raising of funds has been completed (within the next ninety (90) days after the signing of this Agreement), the Company shall pay to the Creditor $141,340 towards the repayment of the Note, and allow the Creditor to convert a portion of the Note as follows:

i.	If, within the 90 day period, the Company raises between $2,000,000- $2,999,999 through its fundraising, the Company shall be obligated to redeem a minimum of 65% (and a maximum of 75%), the total outstanding amount of the Note at that time at rate equal to 128% of the sum of the outstanding principal and accrued interest). Upon redemption, the conversion price floor will be raised from $0.02 to $0.10. The Creditor shall have the right to determine the order and allocation in which the notes are redeemed. If the Company fails to deliver the funds within the aforementioned time frame, then the Company shall have lost the right to redeem any of the Notes.

ii.	If the Company raises $3,000,000 or above, the Company shall be obligated to redeem a minimum of 65% (and a maximum of 75%), the total outstanding amount of the Note at that time at rate equal to 128% of the sum of the outstanding principal and accrued interest). Upon redemption, the conversion price floor will be raised from $0.02 to $0.15. The Creditor shall have the right to determine the order and allocation in which the notes are redeemed. If the Company fails to deliver the funds within the aforementioned time frame, then the Company shall have lost the right to redeem any of the Notes.

4

3.	Lock-Up Period. The Creditor agrees that until ninety (90) days after signing this Agreement that it will not effect any conversions under any Note, except as contemplated in Section I of this Agreement. The lock-up period is being instituted to allow the Company the ability to raise capital as contemplated in Section 2.

4.	Reinstatement of Conversion Floor Price. There shall be a conversion floor price of $0.02 per share on the Note listed above in the recital to this Agreement, unless the Company is able to raise the funds as outlined in Section 2. If the funds are raised as per section 2(a)(i) or Section 2(a)(ii) then the redemption price shall be as stated in those Sections.

5.	General Provisions:

a.	This Agreement shall be governed by the laws of the State of New York. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties.

b.	Any notice, demand or request required or permitted to be given by either the Company or the Creditor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

c.	Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

d.	Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

NEXT GROUP HOLDINGS, INC.		QUARUM HOLDINGS LLC

By:	/s/ Arik Maimon	By:	/s/ Dennis Ringer
	Name: Arik Maimon		Name: Dennis Ringer
	Title: CEO		Title: Manager
	Date: April 5, 2017		Date: March 30, 2017

5